Property and Equipment - Future Commitments Under Capital Leases (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Capital Leases Future Minimum Payments Due [Abstract]
2017	$ 10
2018	10
2019	9
Total	$ 29